UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

811-22553
Investment Company Act file number:

Miller/Howard High Income Equity Fund
(Exact name of registrant as specified in charter)

10 Dixon Avenue
Woodstock, NY 12498
(Address of principal executive offices) (Zip code)

Catherine Johnston
Miller/Howard Investments, Inc.
10 Dixon Avenue
Woodstock, NY 12498
 (Name and address of agent for service)

(845) 679-9166
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:   January 31, 2019

Item 1. Schedule of Investments.

Miller/Howard High Income Equity Fund
SCHEDULE OF INVESTMENTS (unaudited)
	January 31, 2019
Common Stock - 80.8%	Shares	Fair Value
Air Courier Services - 2.3%
FedEx Corporation(3)	22,000	$3,906,540

Business Credit Institutions - 6.0%
Ares Capital Corporation(1)	389,373	6,346,780
Hercules Capital, Inc.	308,552	4,054,373
		10,401,153

Business Services - 1.5%
Xerox Corp.	89,790	2,532,976

Computer & Office Equipment - 2.7%
International Business Machines Corp.(1)	35,000	4,704,700

Crude Petroleum & Natural Gas - 8.3%
BP p.l.c. ADR	130,100	5,349,712
Royal Dutch Shell plc ADR(2)(3)	141,759	8,902,465
		14,252,177

Electric Services - 3.6%
Covanta Holding Corporation(1)	389,604	6,272,624

Family Clothing Stores - 2.3%
Ross Stores, Inc.(3)	44,000	4,053,280

Investing - 2.8%
Main Street Capital Corporation(3)	131,648	4,853,862

Motor Vehicles & Passenger Car Bodies - 2.0%
Ford Motor Company(1)	400,000	3,520,000

National Commericial Banks - 1.9%
Citigroup Inc.	50,055	3,226,545

Natural Gas Distribution - 5.6%
Enbridge Inc. (Canada)(2)	262,730	9,621,173

Natural Gas Transmission - 9.0%
National Grid plc ADR(2)	110,980	6,047,300
Williams Companies Inc.(1)	353,040	9,507,367
		15,554,667

Oil & Gas Field Services - 5.5%
Targa Resources Corp.(3)	219,247	9,429,813

Petroleum & Petroleum Products - 2.6%
Macquarie Infrastructure Corporation(1)	105,099	$4,537,124

Pipelines - 2.9%
Pembina Pipeline Corp (Canada)(2)	139,650	4,974,333

Plumbing, Heating, and Air-Conditioning - 3.6%
Cohen & Steers, Inc.(1)	163,550	6,154,386

Radiotelephone Communications - 2.2%
Vodafone Group plc ADR(1)	206,925	3,774,312

Security Brokers, Dealers & Flotation Companies - 0.7%
Virtu Financial, Inc.(3)	44,492	1,136,771

Semiconductors & Related Devices - 1.5%
Micron Technology Inc.(3)	69,000	2,637,180

Telephone Communications (No Radiotelephone) - 10.1%
AT&T Inc.(1)	303,677	9,128,531
BT Group plc ADR(2)(3)	213,385	3,256,255
CenturyLink, Inc.(3)	334,233	5,120,450
		17,505,236
Trucking and Courier Services (No Air) - 3.7%
United Parcel Service, Inc.	60,385	6,364,579

Total Common Stock (Cost $148,867,702)		139,413,431

Master Limited Partnerships - 27.3%
Crude Petroleum Pipelines - 4.6%
Buckeye Partners LP(1)	259,543	7,929,039

Investment Advice - 4.0%
AllianceBernstein Holding L.P.(1)	227,640	6,940,744

Liquefied Petroleum Gas Dealers - 1.7%
Suburban Propane Partners, L.P.(2)	126,455	2,933,756

Natural Gas Transmission - 15.1%
Energy Transfer LP(1)(2)	927,384	13,641,812
Enterprise Products Partners L.P.(1)	210,000	5,810,700
MPLX LP(1)	189,648	6,660,438
		26,112,950

Oil & Gas Field Services - 1.9%
Enable Midstream Partners LP	214,410	3,246,167

Total Master Limited Partnerships (Cost $49,835,924)		47,162,656

Real Estate Investment Trusts (REITs) - 10.4%
PotlatchDeltic Corporation	93,731	$3,456,799
Tanger Factory Outlet Centers Inc.(3)	257,795	5,864,836
The Geo Group, Inc.(1)	174,367	3,931,976
WP Carey, Inc.(1)	62,947	4,714,101
Total Real Estate Investment Trusts (REITs) (Cost $17,700,132)		17,967,712

Short-Term Investments - 3.4%
Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, 2.28%(4)	5,824,946	5,824,946
Total Short-Term Investments (Cost $5,824,946)		5,824,946

Investments Purchased as Securities Lending Collateral - 22.2%
Mount Vernon Liquid Assets Portfolio, LLC, 2.61%(4)	38,345,772	38,345,772
Total Investments Purchased with Proceeds from Securities Lending (Cost $38,345,772)		38,345,772

Total Investments - 144.1% (cost $260,574,476)		248,714,517
Total Value of Options Written (Premiums received $423,716) - (0.6%)		(1,028,278)
Other Assets and Liabilities - (43.5)%		(75,068,236)
Total Net Assets Applicable to Common Stockholders - 100.0%		$172,618,003

Note: Percentages indicated are based on the net assets of the Fund.
ADR	American Depository Receipt
(1)	All or a portion of this security has been pledged as collateral in connection with the Fund's Special Custody Account Agreement.
As of January 31, 2019, the total value of securities pledged as collateral for the Special Custody Account Agreement was $73,914,771.
(2)	All or a portion of the security represents collateral for outstanding call or put option contracts written.
(3)	All or a portion of this security is on loan.
(4)	Rate indicated is the seven-day yield as of January 31, 2019.

Miller/Howard High Income Equity Fund
SCHEDULE OF OPTIONS WRITTEN
January 31, 2019

As of January 31, 2019, options written and outstanding are as follows:

Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Call Options
Citigroup Inc.	February 2019	64.00	500	(3,200,000)	$63,000
Micron Technology Inc.	February 2019	39.00	690	(2,691,000)	79,350
Ross Stores, Inc.	February 2019	92.50	440	(4,070,000)	68,200
Targa Resources Corp.	February 2019	44.00	33	(145,200)	2,558
United Parcel Service, Inc.	February 2019	102.00	603	(6,150,600)	200,196
WP Carey, Inc.	February 2019	70.00	629	(4,403,000)	301,920
Xerox Corp.	February 2019	25.00	897	(2,242,500)	313,053
					1,028,277

Total Value of Options Written (Premiums received $423,716)					$1,028,277

Fair Value Measurement
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of January 31, 2019, the Fund’s assets and liabilities carried at market value were classified as follows:

Investments In Securities(a)	Total	Level 1	Level 2	Level 3
Assets
Common Stock	$139,413,431	$139,413,431	$-	$-
Master Limited Partnerships	47,162,656	47,162,656	-	-
Real Estate Investment Trusts	17,967,712	17,967,712	-	-
Short-Term Investment(b)	5,824,946	5,824,946	-	-
Investments Purchased as Securities Lending Collateral(c)	38,345,772	-	-	-
Total Investments in Securities	$248,714,517	$210,368,745	$-	$-
Liabilities
Written Options	$1,028,278	$1,028,278	$-	$-
(a)	All industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Fund at January 31, 2019.
(c)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy in accordance with ASC 820.  The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Fund did not hold any Level 3 securities during the period ended January 31, 2019.

Derivative Financial Instruments
The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally sells (“writes”) put options on securities already held in its portfolio or securities that are candidates for inclusion in the portfolio. The strategy is designed to provide the Fund with the ability to acquire securities that the Adviser is interested in at attractive valuations while generating realized gains as a means to enhance distributions.

The Fund occasionally purchases put options.  A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller.

The Fund occasionally sells (“writes”) call options on securities already held in its portfolio. The strategy is designed to generate realized gains from premiums as a means to enhance distributions.

The Fund occasionally purchases call options.  A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price.

Purchased Options – Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment.  The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments.  If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount.  Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

The Fund has adopted the disclosure provision of FASB ASC 815, Derivatives and Hedging. ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at January 31, 2019:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Written equity options	Options written, at fair value	$1,028,278

The following table presents the effect of derivatives on the Statement of Operations for the period ended January 31, 2019:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Unrealized Appreciation (Depreciation) on Derivatives
Written equity options	Options	($1,047,528)	($604,562)

The average notional value of written options for the Fund for the period ended January 31, 2019 was approximately $15,900,000.

Securities Lending
The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The fund receives income from securities lending from fees paid to the Fund by the borrowers and/or from the reinvestment of the cash collateral. Funds typically compensate their lending agents with a share of the revenue generated by the lending program, and may pay lending agents an additional fee for managing the cash collateral reinvestment. The amount of security lending income depends on a number of factors including the type of security and length of the loan.  The Fund continues to receive dividends on the securities loaned during the borrowing period.  Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, shortterm obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the cost associated with lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from these risks by contract with the Custodian.

As of January 31, 2019 the value of securities on loan and payable for collateral due to broker were $37,538,748 and $38,345,772, respectively.

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Portfolio”) as shown on the Schedule of Investments.  The Portfolio is a private fund that invests in high-quality, short term investments, similar to a money market fund. However, the Portfolio is not registered with the Securities and Exchange Commission (“SEC”) and is not required to meet the regulatory requirements of a money market fund registered with the SEC.  The Portfolio is only offered to participants in the Custodian’s security lending program.

Securities lending income (net of applicable fees) and recognized by the Fund during the period ended January 31, 2019, aggregated $22,467.

Item 2. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Miller/Howard High Income Equity Fund

By (Signature and Title) /s/ Lowell G. Miller
                                        Lowell G. Miller, President

Date  March 14, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Lowell G. Miller
                                        Lowell G. Miller, President

Date  March 14, 2019

By (Signature and Title) /s/ Brian Helhoski
                                        Brian Helhoski, Chief Financial Officer

Date  March 14, 2019